UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20459


                                    FORM 8-K
                                 CURRENT REPORT


                        Pursuant to section 13 or 15(d)
                     Of the Securities Exchange Act of 1934
          Date of report (Date of earliest event reported): June 29,2001


                              GLOBAL DATATEL, Inc.
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             (Exact name of registrant as specified in its charter)


              Nevada                 000-26817               87-0067813
 (State or other jurisdiction of    (Commission          (I.R.S.  Employer
  Incorporation or organization)    file Number)        identification  No)


                    3333 Congress Ave, Delray Beach, Fl 33445
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                    (Address of principal executive offices)


                                 (561) 276 8260
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                (Issuer's telephone number, including area code)


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Item  5.   Other  events.

Due to the big financials problems, caused by the no acquisition of Global Datatel by Surge, December of 2000, the Colombian Subsidiarie Global of Colombia went into the process of liquidation in the month of April/May 2001. They tried to survive by themselves, but the lack of financial support from Corporate, made its debts out of control in that way none of the Banks nor the Suppliers, release any more credit to the Company. Among the big debtors were: IBM, CITYBANK, BANCO BOGOTA and much more, this was aggravated also, by the position of the employees, which decided no to work for Global Colombia, mainly due to the lack of pay roll for the last three months.


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At  this  moments  the  liquidation  is taken place under the supervision of the
Colombian Government (Superintendencia de Sociedades) and it is estimated that the whole process can take at least from six to twelve months. The entire Liquidation is conducted and handled by Mr.Humberto Sanchez, a Colombian Lawyer named by the Board of Owners of Global Datatel of Colombia.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GLOBAL DATATEL INC.



                                        By: /s/ Antonio Serrato
                                            -------------------------------
                                            Antonio  Serrato, President


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